SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 27, 2006
Date of report (Date of earliest event reported)

SOUTHERN COPPER CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ	85028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6595

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS; OR CERTAIN ARRANGEMENTS OF CERTAIN OFFICERS

On October 26, 2006, the Board of the Directors of the Company elected Mr. Alfredo Casar Perez as a director of the Company. Mr. Casar will serve on the Board until the next Annual Meeting of the stockholders.

Mr. Casar is the President and Director General of Ferrocarril Mexicano, S.A. de C.V. (Ferromex), a private rail company that operates the largest railroad by mileage in Mexico and is controlled by Grupo Mexico, S.A.B. de C.V., our controlling shareholder.

Mr. Casar holds a bachelor degree in economics from ITAM (Mexican Autonomous Institute of Technology) and a Master in Economics from the University of Chicago. Mr. Casar also holds a certificate in Industrial Engineering from Universidad Anáhuac.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Date: October 27, 2006	By:	/S/ Armando Ortega Gómez
		Name:	Armando Ortega Gómez
		Title:	General Counsel, Attorney-in-fact
(pursuant to a power of attorney filed on June 20, 2006).